SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant    |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ----------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            ----------------------------------------------------------------

         5) Total fee paid:

            ----------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                    -----------------------------------------

         2) Form, Schedule or Registration Statement No.:

                                    -------------------------------------


         3) Filing Party:
                         --------------------------------------------------

         4) Date Filed:
                         ---------------------------------------------------

TFF

                      Technology Flavors & Fragrances, Inc.
                              10 Edison Street East
                           Amityville, New York 11701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 29, 2003

To the Stockholders of Technology Flavors & Fragrances, Inc.:

         notice is hereby given that the annual meeting of stockholders, which we refer to as the annual meeting, of Technology Flavors & Fragrances, Inc., a Delaware corporation, will be held at the Reckson Executive Park, 58 South Service Road, Melville, New York 11747, on July 29, 2003, at 10:00 a.m., local time. Unless the context otherwise requires, the terms "company," "our," "we," or "us" refer to Technology Flavors & Fragrances, Inc. The annual meeting is for the following purposes, all as more fully described in the attached Proxy Statement.

     1. To elect five directors to serve for a term of one year or until their respective successors are duly elected and qualified.

     2. To transact such other business as may properly come before the annual meeting and any and all adjournments thereof.

         Only stockholders of record at the close of business on May 30, 2003 shall be entitled to notice of, and to vote at, the annual meeting. A copy of our Annual Report for the year ended December 31, 2002 was previously mailed to our stockholders on or around May 1, 2003.

         The Board of Directors appreciates and welcomes stockholder participation in our affairs. You are earnestly requested to complete, sign, date and return the accompanying form of proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States), whether or not you expect to attend the annual meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person if you attend the annual meeting. The prompt return of the proxy will be of assistance in preparing for the annual meeting and your cooperation in this respect will be greatly appreciated.

                                  By Order of the Board of Directors,

                                 /s/ JOSEPH A. GEMMO

                                 Joseph A. Gemmo
                                    Secretary

Amityville, New York
June 2, 2003

                  YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES,
                     PLEASE ATTEND THE MEETING OR COMPLETE,
              SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY
                         TO US IN THE ENCLOSED ENVELOPE.

                      Technology Flavors & Fragrances, Inc.
                              10 Edison Street East
                           Amityville, New York 11701

                     -------------------------------------

                                 Proxy Statement
                                     For The
                         Annual Meeting of Stockholders
                           To be Held on July 29, 2003

                     -------------------------------------

                                  INTRODUCTION

         This Proxy Statement and the accompanying proxy are being furnished to the stockholders of Technology Flavors & Fragrances, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use in voting at the annual meeting of stockholders, which we refer to as the annual meeting, to be held at the Reckson Executive Park, 58 South Service Road, Melville, New York 11747, on July 29, 2003, at 10:00 a.m., local time, or any adjournment or postponement thereof. This Notice of Meeting and Proxy Statement, together with the accompanying form of proxy are first being mailed or delivered to our stockholders on or about June 2, 2003. Our Annual Report to Stockholders for the year ended December 31, 2002 (including the financial statements contained therein) were previously mailed or delivered to our stockholders on or about May 5, 2003. Unless the text otherwise requires, the terms "company," "our," "we" or "us," refer to Technology Flavors & Fragrances, Inc.

         At the annual meeting, the stockholders of record of our common stock will be asked to consider and vote upon:

     1. the election of five directors to serve for a term of one year or until their respective successors are duly elected and qualified ("Proposal 1"); and

     2. such other proposals as may properly be presented at the annual meeting.

         Only stockholders of record as of the close of business on May 30, 2003, or the Record Date, will be entitled to notice of, and to vote at, the annual meeting. Each share of common stock entitles the holder thereof to one vote on each proposal.

         The Board of Directors knows of no other matters that are to be brought before the annual meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the annual meeting, the persons named in the accompanying form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

         The election as directors of the five nominees listed under Proposal 1 requires the affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting.

         The accompanying form of proxy provides that each stockholder may specify that his or her shares be voted "for," "against" or "as abstaining from voting" with respect to the election as directors of the five nominees listed under Proposal 1. If the accompanying proxy is properly executed and returned to us, your shares will be voted in accordance with the instructions contained therein. If the accompanying proxy is signed and returned without specific instructions, your shares will be voted FOR the election as directors of the five nominees listed under Proposal 1. If any other business properly comes before the stockholders for a vote at the annual meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.

         Proxies marked as "abstaining" will be treated as present for the purpose of determining whether there is a quorum for the annual meeting but will not be counted as voting for or against on any matter as to which such abstention is indicated. Thus, an abstaining vote in the election of directors will have no legal effect on the outcome, however, an abstention as to any other matter will have the same legal effect as a vote against such matter. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because discretion has been withheld as to one or more matters on the agenda for the annual meeting will be treated as present for purposes of determining whether there is a quorum for the annual meeting if the broker is given discretion to vote on at least one matter on the agenda.

         A proxy will not be valid unless the completed form of proxy is received by us at our principal executive offices located at 10 Edison Street East, Amityville, New York 11701 at least 48 hours (excluding Saturdays, Sundays and holidays) prior to commencement of the annual meeting. Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the annual meeting by:

     -    delivering written notice of such revocation to us (attention:
          Corporate Secretary) prior to the commencement of the annual meeting;

     - submitting a duly executed proxy bearing a later date which related to the same shares; or

     -    attending and voting such shares at the annual meeting.

         Mere attendance at the annual meeting will not, in and of itself, revoke an otherwise valid proxy.

         Whether or not you attend the annual meeting, your vote is important. Accordingly, you are urged to sign and return the accompanying form of proxy regardless of the number of shares you own. Shares can be voted at the annual meeting only if the holder is present or represented by proxy.


                       VOTING RIGHTS AND VOTING SECURITIES


Voting at the Annual Meeting

         Our Board of Directors has fixed the close of business on May 30, 2003 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the annual meeting. As of May 30, 2003, there were 12,793,773 shares of common stock issued and outstanding. Our common stock is the only class of outstanding voting securities. Each holder of our common stock on the Record Date will be entitled to one vote per share, either in person or by proxy, on each matter presented at the annual meeting. The holders representing a majority of all of our outstanding common stock entitled to vote at the annual meeting, in person or by proxy, will constitute a quorum at the annual meeting. If a quorum is present at the annual meeting, the five nominees receiving the highest number of affirmative votes of the common stock represented in person or by proxy at the annual meeting will be elected as directors under Proposal 1.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of May 30, 2003 regarding the beneficial ownership of our common stock by (a) each person known by us to own beneficially more than 5% of our common stock, (b) each of our directors, (c) each of our named executive officers, and (d) all of our executive officers and directors as a group (eight persons):



                                                                                                        Percentage
                                                                            Number of Shares          Beneficially
 Name of Beneficial Owner                                                Beneficially Owned (1)           Owned
 ------------------------                                                ----------------------           -----

 Philip Rosner (2)................................................         2,304,009   (3)(4)            17.7%
 A. Gary Frumberg (2)..........................................            1,451,341   (5)               11.2%
 Richard R. Higgins.............................................             750,000                      5.9%
 Sean Deson (2)...................................................           327,565   (6)(7)             2.5%
 Werner F. Hiller (2).............................................           274,568   (6)(8)(9)          2.1%
 Irwin D. Simon (2)..............................................            216,667   (6)(8)             1.7%
 Ronald J. Dintemann (2).......................................              143,444   (10)               1.1%
 Harvey F. Farber (2)............................................             91,933   (11)                 *
 Joseph A. Gemmo(2............................................               202,433   (12)               1.6%
 All directors and executive officers as a group
    (eight persons)................................................        5,011,960                     35.0%


*        Less than 1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose or to direct the disposition of such security. In addition, a person is deemed the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the date shown above.

(2) The business address of each of Messrs. Rosner, Frumberg, Dintemann, Farber and Gemmo is c/o Technology Flavors & Fragrances, Inc., 10 Edison Street East, Amityville, New York 11701. The business address of Mr. Deson is c/o Deson Ventures, 112 Baypoint Drive, San Rafael, California 94901. The business address of Mr. Hiller is 248 Locha Drive, Jupiter, Florida 33458. The business address of Mr. Simon is c/o The Hain Celestial Group, Inc., 58 South Service Road, Melville, New York 11747.

(3) Includes five-year options to purchase an aggregate of 200,000 shares of our common stock granted to Mr. Rosner in June 1999 and May 2001 which are fully vested and excludes options to purchase 100,000 shares of our common stock that have not yet vested. Of such unvested options, options to purchase 33,333 shares will vest in 2003, and options to purchase 66,667 shares will vest in 2004.

(4) Includes 36,438 shares of our common stock owned by Mr. Rosner's wife. Mr. Rosner disclaims beneficial ownership of the shares owned by his wife.

(5) Includes five-year options to purchase an aggregate of 166,667 shares of our common stock granted to Mr. Frumberg in June 1999 and May 2001 which are fully vested and excludes options to purchase 83,333 shares of our common stock that have not yet vested. Of such unvested options, options to purchase 33,333 shares will vest in 2003, and options to purchase 50,000 shares will vest in 2004.

(6) Includes ten-year options to purchase 100,000 shares of our common stock granted to each of Messrs. Deson, Hiller and Simon in June 1999 which are fully vested.

(7) Includes ten-year options to purchase 216,667 shares of our common stock granted to Mr. Deson in June 1998 and May 2002 and an aggregate of 10,898 shares granted in April 1999 which are fully vested and excludes options to purchase 33,333 shares of our common stock that have not yet vested. Of such unvested options, options to purchase 16,667 shares will vest in 2004 and 16,666 shares will vest in 2005.

(8) Includes ten-year options to purchase 116,667 shares of our common stock granted to each of Messrs. Hiller and Simon in June 1998 and May 2002 which are fully vested and excludes options to purchase 33,333 shares to each of Messrs. Hiller and Simon that have not yet vested. Of such unvested options, 16,667 shares will vest in 2004 and 16,666 shares will vest in 2005 to each of Messrs. Hiller and Simon.

(9) Includes ten-year options to purchase 6,731 shares of our common stock granted to Mr. Hiller in April 1999 which are fully vested.

(10) Includes ten-year options to purchase an aggregate of 124,333 shares of our common stock granted to Mr. Dintemann in April 1994, June 1997, April 1999 and May 2002 which are fully vested and excludes options to purchase 20,667 shares that have not yet vested. Of such unvested options, options to purchase 12,333 shares will vest in 2004, and options to purchase 8,334 shares will vest in 2005.

(11) Includes ten-year options to purchase an aggregate of 84,337 shares of our common stock granted to Mr. Farber in January 1996, February 1997, April 1999 and May 2002 which are fully vested and excludes options to purchase 20,667 shares that have not yet vested. Of such unvested options, options to purchase 12,333 shares will vest in 2004, and options to purchase 8,334 shares will vest in 2005.

(12) Includes ten-year options to purchase an aggregate of 199,333 shares of our common stock granted to Mr. Gemmo in February 1997, December 1997, April 1999 and May 2001 which are fully vested and excludes options to purchase 20,667 shares that have not yet vested. Of such unvested options, options to purchase 12,333 shares will vest in 2004, and options to purchase 8,334 shares will vest in 2005.

Equity Compensation Plan Information

         The following table sets forth information about our common stock as of December 31, 2002 that may be issued upon exercise of options, warrants and other rights under our equity compensation plans as of December 31, 2002. All of our equity compensation plans have been approved by our stockholders.

                                                                                               Number of Shares Remaining
                                                                                                  Available for Future
                                     Number of Shares to be          Weighted Average            Issuance under Equity
                                    Issued upon Exercise of          Exercise Price of             Compensation Plans
                                      Outstanding Options           Outstanding Options       (excluding shares reflected
Plan Category                                 (a)                           (b)                      in column [a])
-------------                                                                                             (c)
                                  -----------------------------    ----------------------     -----------------------------

Equity     compensation    plans
approved by shareholders                   2,269, 629                      $1.16                        117,288

Equity   compensation  plan  not
approved by shareholders                       -                             -                             -
                                  -----------------------------    ----------------------     -----------------------------
     Total                                 2,269,629                       $1.16                        117,288
                                  =============================    ======================     =============================


                        PROPOSAL 1: ELECTION OF DIRECTORS


         Our directors are elected annually at our annual meeting of stockholders. Their respective terms of office continue until their successors have been duly elected and qualified in accordance with our By-laws or their earlier resignation. Our Board of Directors currently consists of five directors. At the annual meeting, five directors are to be elected to serve for a term of one year or until their respective successors are duly elected and qualified. All nominees (Messrs. Philip Rosner, A. Gary Frumberg, Sean Deson, Werner F. Hiller and Irwin D. Simon) are currently members of the Board of Directors.

         The designated representatives named in the accompanying form of proxy intend to vote for the election to the Board of Directors of each of the nominees listed below, unless the proxy is marked to expressly indicate otherwise. Should any of such nominees be unable or unwilling to accept such election (which the Board of Directors does not anticipate), the designated representatives named in the accompanying form of proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Vote Required

         The election of each nominee as a director requires the affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting. The Board of Directors recommends that stockholders vote FOR the election of each of the five nominees listed below.

Information Concerning Directors, Director Nominees and Executive Officers

         The following table sets forth information regarding our directors, director nominees and our executive officers as of May 30, 2003.


               Name                        Age                              Positions with the Company
------------------------------------      -----     ------------------------------------------------------------------------

Philip Rosner (1)............               67        Chairman of the Board of Directors and Chief Executive Officer
A. Gary Frumberg (1)......                  69        Director and Executive Vice President
Joseph A. Gemmo...........                  57        Vice President, Chief Financial Officer, Secretary and Treasurer
Ronald J. Dintemann........                 59        Vice President--Operations
Harvey Farber................               62        Senior Vice President--Flavor Division
Sean Deson (1)...............               39        Director
Werner F. Hiller (1)..........              66        Director
Irwin D. Simon (1)...........               44        Director

---------------

(1) Indicates director nominee and current member of our Board of Directors standing for reelection.

         The business experience of each of the persons listed above for at least the last five years is as follows:

         Philip Rosner has been the Chairman of the Board of Directors, Chief Executive Officer and President of our company since its inception in 1989 to August 2000 and Chairman and Chief Executive Officer since August 2000. Mr. Rosner has been engaged in the flavor and fragrance industry for over 49 years. Prior to 1989, Mr. Rosner was President of Globe Extracts, Inc., and for 15 years before that, was President of Felton Worldwide, Inc., both of which produced and marketed flavors and fragrances.

         A. Gary Frumberg has been a Director and an Executive Vice President of our company since 1989. Prior to 1989, Mr. Frumberg served as Vice President--International Sales of Felton Worldwide, Inc.

         Joseph A. Gemmo has been Vice President and Chief Financial Officer of our company since August 1996 and Secretary and Treasurer since June 1998. From January 1994 to April 1996, Mr. Gemmo was the Chief Financial Officer of Bio-Botanica, Inc., a developer and manufacturer of herbal extracts. From 1989 to 1994, Mr. Gemmo was the Chief Financial Officer of General Aerospace Materials Corp.

         Ronald J. Dintemann has been Vice President--Operations of our company since May 1989. Prior to joining our company, Mr. Dintemann served as Vice President--Operations of Globe Extracts, Inc. for two years.

         Harvey Farber has been Senior Vice President--Flavor Division of our company since October 1997. From October 1995 through October 1997, Mr. Farber was Senior Vice President--Flavor Development of our company. Before Mr. Farber joined our company, he was the Vice President--Flavor Development at J. Manheimer Inc. for 12 years.

         Sean Deson has been a Director of our company since June 1998. Mr. Deson is currently the Managing Partner of Deson Ventures, a private equity investment firm. Prior thereto, Mr. Deson was a Senior Vice President in the Investment Banking Division of Donaldson, Lufkin & Jenrette Securities Corporation, or DLJ. Mr. Deson served in various capacities in DLJ since 1990, primarily as an advisor, financier and investor. Mr. Deson also serves as the interim Chief Executive Officer and a member of the Board of Directors of Active Worlds, Inc., a company quoted on the OTC Bulletin Board, SystemsFusion, Inc., Fastxchange and Liquidxs.

         Werner F. Hiller has been a Director of our company since June 1998. Since 1996, Mr. Hiller has been a consultant to General Spice Companies, a division of ConAgra, Inc., and previously served as the President of General Spice Companies from 1990 to 1996. Mr. Hiller was the also the co-founder of General Spice Companies, and from 1965 to 1990, he served as Executive Vice President and Treasurer.

         Irwin D. Simon has been a Director of our company since June 1998. Mr. Simon has been the Chairman, President and Chief Executive Officer of The Hain Celestial Group, Inc., a natural and specialty foods company listed on Nasdaq, since May 2000 and President and Chief Executive Officer of The Hain Food Group, Inc. from 1993 to May 2000. Prior to 1993, Mr. Simon spent 15 years in various sales and marketing positions, including Vice President of Marketing of Slim-Fast Foods Company, and Eastern Regional Director of Haagen-Dazs Shops, a division of Grand Metropolitan, PLC.

         All of our directors serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors, subject to rights, if any, under their contracts of employment. There are no family relationships among our directors and executive officers.

Meetings of the Board of Directors and Committees

         Our business affairs are managed under the direction of the Board of Directors. Members of the Board are informed about our affairs through presentations, reports and documents distributed to them, operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings, and through other means. In addition, the directors of our company discharge their duties throughout the year not only by attending meetings of the Board of Directors but also through personal meetings and other communications, including telephone contact with management and others of our company.

         During 2002, our Board of Directors held four meetings and acted by unanimous written consent six times. During 2002, each director attended at least 75% of the Board meetings and at least 75% of the meetings held by all Board committees on which he served.

Board Committees

         Our Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The members of these committees are appointed by the Board of Directors.

         Executive Committee. The Executive Committee of the Board of Directors may exercise, except when the Board of Directors is in session and to the extent permitted by the General Corporation Law of the State of Delaware, all of the powers of the Board of Directors in the management of our affairs. The Executive Committee did not meet in 2002. The current members of the Executive Committee are Messrs. Rosner, Deson and Hiller.

         Audit Committee. The Audit Committee recommends to the Board of Directors the firm to be selected each year as independent auditors of our financial statements and to perform services related to such audit. The Audit Committee also has responsibility for:

-    reviewing the scope and results of the audit with the independent auditors,

- reviewing our financial condition and results of operations with management,

- considering the adequacy of our internal accounting, bookkeeping and control procedures, and

- reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence.

     The Audit Committee met twice in 2002. The current members of the Audit Committee are Messrs. Deson and Hiller.

         Compensation Committee. The Compensation Committee generally recommends to the Board of Directors the compensation to be paid to our executive officers and other key personnel, reviews new or existing employee compensation programs and periodically reviews management perquisites and other benefits. The Compensation Committee met once in 2002. The current members of the Compensation Committee are Messrs. Hiller and Simon.

Audit Committee Report

         The following Report of the Audit Committee of our Board of Directors does not constitute proxy soliciting material and should not be deemed to be filed or incorporated by reference into any other company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the company specifically incorporates this Report by reference in any of those filings.

         The Audit Committee of our Board of Directors is composed of two directors, each of whom is believed by the Board of Directors and the Audit Committee to be independent within the meaning of the listing standards of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors (a copy of which was attached as Appendix A to the company's proxy statement dated May 10, 2001 regarding the 2001 annual meeting of the company's stockholders).

         Management is responsible for the company's internal controls and the financial reporting process. The company's independent accountants for year 2002, BDO Seidman, LLP, were responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the company's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with the audit with respect to the company's financial statements for the year ended December 31, 2002, the Audit Committee met and had discussions with management and the independent accountants. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

     By the Audit Committee of the Board of Directors of Technology Flavors & Fragrances, Inc.

                  Werner F. Hiller (Chairman)
                  Sean Deson

Director Compensation

         During 2002, each of our non-employee directors was paid a $10,000 annual fee, plus $500 for each formal meeting attended. Effective January 1, 2003, the annual fee for each non-employee director was increased from $10,000 to $20,000, and each non-employee director continues to receive $500 for each Board meeting actually attended. Alternatively, a non-employee director may, at his option and in lieu of such cash remuneration, elect to receive a non-qualified stock option grant for such earned fees. In addition, directors are reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof. Our outside directors currently are Messrs. Deson, Hiller and Simon.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange) various reports as to their ownership of and activities relating to such common stock. Such Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from Reporting Persons, and without conducting any independent investigation of our own, in 2002, all Forms 3, 4, and 5 were timely filed with the Securities and Exchange Commission by such Reporting Persons.


                             EXECUTIVE COMPENSATION

          The following summary compensation table sets forth the aggregate compensation paid to or earned by our Chairman of the Board and Chief Executive Officer and the other four most highly compensated executive officers of our company (other than the Chairman of the Board and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2002 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                     Long-Term Compensation
                                               ------------------------------------------------------------------------------------

                                                                                         Awards                   Payouts

                                                                      Other      Restricted Securities                    All
                                                                     Annual        Stock    Underlying      LTIP         Other
Name and Principal Position         Year    Salary      Bonus     Compensation    Awards   Options/SARs    Payouts   Compensation
                                                                       (1)          ($)                      ($)          ($)

Philip Rosner.....................  2002   $243,338  $60,000(2)      $ 8,424         -           -            -            -
Chairman of the Board and Chief     2001    231,750      4,457         8,424         -      200,000(3)        -            -
Executive Officer                   2000    231,750     13,111         8,424         -           -            -            -

A. Gary Frumberg..................  2002    224,952   30,000(2)       10,692         -           -            -            -
Director and Executive Vice         2001    214,240      4,120        10,692         -      150,000(4)        -            -
President                           2000    214,240     12,120        10,692         -           -            -            -

Harvey Farber.....................  2002    174,825     12,000         3,437         -       25,000(5)        -            -
Senior Vice President-Flavor        2001    160,500      3,202         3,437         -           -            -            -
Division                            2000    160,500      8,971         3,437         -           -            -            -

Ronald J. Dintemann...............  2002    151,842     11,000        12,329         -       25,000(5)        -            -
Vice President-Operations           2001    144,612      2,781        12,329         -           -            -            -
                                    2000    144,612      8,181        12,329         -           -            -            -

Joseph A. Gemmo...................  2002    146,219     11,000         6,313         -           -            -            -
Vice President, Chief Financial     2001    139,256      2,678         6,313         -       50,000(6)        -            -
Officer, Secretary and Treasurer    2000    139,256      7,878         6,313         -           -            -            -


(1) Represents expenses in connection with the personal use of company automobiles and life insurance policies on the life of such executive.

(2) Represents bonuses paid pursuant to our Management Incentive Plan plus additional bonuses of $40,000 and $13,000 paid to Messrs. Rosner and Frumberg, respectively, approved by our Board of Directors.

(3) Represents five-year stock options to purchase 100,000 shares of our common stock granted in May 2001 under our 1999 Stock Option Plan at an exercise price of $1.10 per share and 100,000 shares of our common stock granted in October 2001 under our 1999 Stock Option Plan at an exercise price of $.88 per share.

(4) Represents five-year stock options to purchase 50,000 shares of our common stock granted in May 2001 under our 1999 Stock Option Plan at an exercise price of $1.10 per share and 100,000 shares of our common stock granted in October 2001 under our 1999 Stock Option Plan at an exercise price of $.88 per share.

(5) Represents ten-year stock options to purchase 25,000 shares of our common stock granted in May 2002 under our 1999 Stock Option Plan at an exercise price of $1.05 per share.

(6) Represents ten-year stock options to purchase 50,000 shares of our common stock granted in May 2001 under our 1996 Stock Option Plan at an exercise price of $1.00 per share.

Stock Option Grants in 2002

         The following table sets forth certain information concerning individual stock option grants during the year ended December 31, 2002 to the Named Executive Officers.

                                       Number of              % of Total
                                       Securities            Options/SARs
                                       Underlying             Granted to
                                      Options/SARs           Employees in           Exercise Price           Expiration
     Name                               Granted               Fiscal Year              Per Share                Date

     Ronald J. Dintemann......            25,000                    28%                   $1.05                 5/21/12
     Harvey Farber.............           25,000                    28%                   $1.05                 5/21/12

Aggregate Stock Option Exercises in 2002 and 2002 Year-End Stock Option Values

         The following table provides certain information concerning each exercise of stock options during the year ended December 31, 2002 by each of the Named Executive Officers and the year-end value of unexercised stock options. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

                                Number of                           Number of Unexercised            Value of Unexercised
                                 Shares                                  Options at            In-the-Money Options at December
                               Acquired on         Value              December 31, 2002                  31, 2002 ($)
  Name                          Exercise        Realized ($)      Exercisable/Unexercisable      Exercisable/Unexercisable (1)
  ----                          --------        ------------      -------------------------      -----------------------------

  Philip Rosner...........           -                -                 166,667/133,333                    2,000/4,000
  A. Gary Frumberg.....              -                -                 150,000/100,000                    2,000/4,000
  Harvey Farber ..........           -                -                   72,000/33,000                        780/520
  Ronald J. Dintemann ..             -                -                  112,000/33,000                     27,780/520
  Joseph A. Gemmo.....               -                -                  178,667/41,333                        780/520

(1) Value of unexercised "in-the-money" options is equal to the difference between the closing per share price of our Common Stock on the AMEX at December 31, 2002 ($ .94) and the option exercise price per share multiplied by the number of shares subject to options.

Employment Agreements and Termination of Employment, and Change of Control Arrangements

         In May 2002, we entered into three-year employment agreements with each of the company's five Named Executive Officers containing terms and conditions which are, except for the respective amounts of salary compensation, substantially similar. The employment agreements provide for the respective annual base salaries for each Named Executive Officer, as in effect as of the date of his employment agreement, which may be increased by the Board of Directors at any time, and that each such officer shall be entitled to bonuses or other forms of incentive compensation pursuant to the company's Management Incentive Plan subject to the discretion of the Board of Directors. The employment agreements contain, among other things, customary noncompetition and confidentiality provisions. Under the employment agreements, each Named Executive Officer is also entitled to (i) participate in all fringe benefit programs provided by the company to its executive officers and (ii) provision of an automobile with a lease value of up to $900 per month and reimbursement for related automotive expenses in accordance with the company's requirements and established practices. Effective January 1, 2003, the annual base salary for each Named Executive Officer was increased to the following amounts: Philip Rosner, Chairman and Chief Executive Officer, $275,000; A. Gary Frumberg, Executive Vice President, $250,000; Harvey Farber, Senior Vice President-Flavor Division, $183,600; Ronald J. Dintemann, Vice President Operations, $159,500; and Joseph A. Gemmo, Vice President and Chief Financial Officer, $159,500.

         If the company terminates a Named Executive Officer's employment before expiration of the respective employment agreement term without Cause (as defined), such officer will be entitled, as severance, to the ongoing payment of his salary for the entirety of the portion of the term which remains after the termination date. Also, the company shall continue, at its expense, to provide such terminated officer with all medical benefits for the remainder of the employment agreement term.

         For purposes of the employment agreements, "Cause" would exist if a Named Executive Officer (i) willfully or repeatedly fails in any material respect to satisfactorily perform his duties and obligations as provided in the employment agreement; (ii) has been convicted of a crime or has entered a plea of guilty or nolo contendere with respect thereto; (iii) has committed any act in connection with his employment which involved fraud, gross negligence, misappropriation of funds, dishonesty, disloyalty, breach of fiduciary duty or any other misconduct injurious to the company or any affiliate thereof; (iv) has engaged in any conduct which in the company's reasonable determination is likely to adversely affect in any material respect the reputation or public image of the company or any affiliate thereof; (v) has breached any of the restrictive covenants contained in the employment agreement regarding noncompetition, nonsolicitation of customers or supplies, or nondisclosure of information; or
(vi) has materially breached his employment agreement in any manner other than those set forth above.

         If prior to the expiration of an employment agreement term, but following or in connection with, as a result of or in anticipation of a Change of Control (as defined) of the company or Potential Change of Control (as defined) of the company, a Named Executive Officer's employment is terminated by the company without Cause or by such officer for Good Reason (as defined), the company shall pay the officer as severance in a lump sum within 30 days after the termination date (i) all amounts of his salary for the entirety of the portion of the term which remains after the termination date and (ii) an amount equal to six months' salary. In addition, the company shall, at its expense, continue to provide such officer with all medical benefits for the remainder of the employment agreement term.

         For purposes of the employment agreements, "Good Reason" means the occurrence (without such officer's prior consent) of any one of several acts, or failures to act, including: (i) assignment to the officer of any responsibilities inconsistent with his most significant position(s) as an executive officer of the company held during the 180-day period immediately preceding any related Potential Change in Control or a substantial adverse alteration of such officer's position or title(s) with the company; (ii) a reduction in the officer's annual base salary; (iii) certain relocations of the company's principal executive offices; and (iv) a material failure by the company to comply with the employment agreement.

1993 Stock Option Plan

         In November 1993, we adopted, and the stockholders approved, the 1993 Stock Option Plan pursuant to which we may grant to our employees options to purchase up to 500,000 shares of our common stock. The options granted under the 1993 Stock Option Plan may be exercised during the ten-year period after they are granted at an exercise price equal to the mean between the high and low selling prices of our common stock on the TSE on the date of the grant. Options granted to any person who beneficially owns 10% or more of our common stock may not be exercised after the fifth anniversary of the date of the grant and must be granted at an exercise price equal to 110% of the market price at the date of the grant. In May 1999, our Board of Directors terminated the 1993 Stock Option Plan for the purpose of granting additional stock options. Termination of the 1993 Stock Option Plan will not affect options that were granted prior to the termination date.

         As of March 30, 2003, options to purchase an aggregate of 413,000 shares of our common stock were outstanding under the 1993 Stock Option Plan.

1996 and 1999 Stock Option Plans

         In October 1996, our Board of Directors adopted, and the stockholders approved, the 1996 Stock Option Plan. In May 1999, our Board of Directors adopted, and in June 1999, the stockholders approved, the 1999 Stock Option Plan.

         The maximum number of shares of our common stock that may be subject to options under each of the 1996 and 1999 Stock Option Plans may not exceed an aggregate of 1,000,000 shares. This number may be adjusted in certain events, such as a stock split, reorganization or recapitalization. Our employees (including officers and directors who are employees) and employees of our company's subsidiaries are eligible for the grant of incentive options under the 1996 and 1999 Stock Option Plans. Directors who are not employees are not eligible to receive incentive stock options, but may receive non-qualified options. Options may also be granted to other persons, provided that such options are non-qualified options. In the event of incentive options, the aggregate fair market value of our common stock with respect to which such options become first exercisable by the holder during any calendar year cannot exceed $100,000. This limit does not apply to non-qualified options. To the extent an option that otherwise would be an incentive option exceeds this $100,000 threshold, it will be treated as a non-qualified option.

         In the case of an incentive option, the exercise price cannot be less than the fair market value (as defined in the 1996 and 1999 Stock Option Plans) of our common stock on the date the option is granted and, if an optionee is a stockholder who beneficially owns 10% or more of our outstanding common stock, the exercise price of incentive options may not be less than 110% of the fair market value of our common stock. The term of an option cannot exceed ten years and, in the case of an optionee who owns 10% or more of the outstanding common stock, cannot exceed five years.

         The 1996 and 1999 Stock Option Plans will terminate automatically and no options may be granted more than ten years after the dates the 1996 and 1999 Stock Option Plans, respectively, were approved by our Board of Directors. The 1996 and 1999 Stock Option Plans may be terminated at any prior time by the Board of Directors. Termination of the 1996 and 1999 Stock Option Plans will not affect options that were granted prior to the termination date.

         As of March 30, 2003, options to purchase an aggregate of 966,629 and 890,000 shares of our common stock were outstanding under the 1996 and 1999 Stock Option Plans, respectively, and an aggregate of 117,288 shares were reserved for the future issuance of stock options.

Management Incentive Plan

         In 2002, we had in effect a management incentive plan for corporate officers and key management employees for the purpose of awarding cash and stock bonuses based on the achievement of certain predetermined goals. These goals are established for each participant in the plan and are set by our Compensation Committee prior to the beginning of the year. These goals are based on a participant's performance and may relate to a variety of factors reflecting our objectives and performance and a participant's ability to contribute to the overall success of our company within the context of the purposes of the plan, our business plan and the aspects of our business which the participant's duties involve.

         Bonuses awarded pursuant to the plan are based on a percentage of each participant's base salary and the overall performance of our company during the year. However, the amount of any award to a participant for any year shall not exceed 50% of the participant's base salary, in the case of a participant who is a corporate officer of our company, or 25% of base salary, in the case of a participant who is a key management employee. Further, if the aggregate amount of all awards under the plan exceeds 10% of our net income for a particular year, each award shall be proportionately reduced so that the aggregate amount of all such awards does not exceed 10% of our net income for the year.

         Certain goals for 2002 were met and accordingly, bonuses were awarded under the plan as noted in the Summary Compensation Table contained herein.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We sell flavor products to The Hain Celestial Group, Inc. ("Hain"). Irwin
D. Simon, a director of our company, is the Chairman, President and Chief Executive Officer of Hain. Our sales to Hain totaled approximately $337,000 in 2002. We believe such sales were made on arms-length terms and conditions and at competitive prices.

         The following table sets forth certain information regarding loans made by us to our directors and executive officers which were outstanding as of December 31, 2002. The notes bore interest based at a bank's prime rate through December 31, 2000 (non-interest bearing thereafter) and were due in annual installments through April 1, 2002. In March 2002, the notes were further amended to change the final installment date from April 1, 2002 to two equal annual installments on April 1, 2003 and April 1, 2004. In July 2002 and February 2003, prepayments of $38,180 and $12,411 were made by Messrs. Rosner and Frumberg, respectively, against the April 1, 2003 installment. As of May 30, 2003, the aggregate indebtedness owed to us under these loans was $53,047, including accrued interest through December 31, 2000. These loans are secured by common stock that is owned by Messrs. Rosner and Frumberg.

                       Table of Indebtedness of Directors
                        and Executive Officers of Company

                                                                                Amount
                                                                              Outstanding          Amount
                                                                                 as of           Outstanding
                                                           Involvement       December 31,           as of
Name and Principal Position                                 of Issuer           2002(1)        May 30, 2003(1)
---------------------------                                 ---------           -------        ---------------


Philip Rosner, Chairman of the Board and
    Chief Executive Officer...............................    Lender            $57,443               $38,973

A. Gary Frumberg, Director and
    Executive Vice President..............................    Lender             20,077               14,074


(1)  Includes accrued interest through December 31, 2000.

Transactions with Related Parties

         We sell fragrance products to Scent-A-Vision, Inc., a company owned by Ms. Sharon Christie who is the spouse of Mr. Philip Rosner, our Chairman and Chief Executive Officer. Our sales to Scent-A-Vision totaled approximately $113,000 for 2002, which we believe were competitive with other available sources for such fragrance products.


                             AUDIT AND RELATED FEES

         Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services for the audit of our company's annual consolidated financial statements included in our company's Form 10-KSB for 2002 and for review of the unaudited financial statements of our company included in our quarterly reports on Form 10-QSB during 2002 were $48,500.

         All Other Fees. The aggregate fees billed to our company for all other services rendered by BDO Seidman, LLP in 2002 were $19,750.

         Our Audit Committee believes that the provision of the non-audit services, principally tax related services, referenced above is compatible with maintaining the principal auditor's independence.

         In June 2002, the Board of Directors, on recommendation of its Audit Committee, terminated the services of Ernst & Young LLP ("E&Y") as the company's independent public accountants and approved the selection of BDO Seidman, LLP to serve as the company's independent public acountants for the company's fiscal year ending December 31, 2002, as disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2002. The principal accountant's report on the company's financial statements for neither of the company's past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope or accounting practices. During the company's past two fiscal years, the company had no disagreements with E&Y, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with E&Y's report.

                             Independent Accountants

         The company's independent accountants for the fiscal year ended December 31, 2002 was BDO Seidman, LLP. The Board of Directors has not yet selected the independent accountants for the company's fiscal year ending December 31, 2003. A representative of BDO Seidman, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires, and is expected to be available to respond to appropriate questions.

                           2004 STOCKHOLDER PROPOSALS

         Stockholder proposals requested to be included in our proxy statement for the year 2004 annual meeting of stockholders must be received by us at our principal executive offices, 10 Edison Street East, Amityville, New York 11701 (Attn: Corporate Secretary), prior to February 10, 2004. The Board of Directors will review any stockholder proposals that are received in accordance herewith and will determine whether such proposals meet applicable criteria for inclusion in our proxy statement for the year 2004 annual meeting of stockholders.

         Holders of our common stock desiring to have proposals submitted for consideration at any future meeting of stockholders should review the applicable rules and regulations of the Securities and Exchange Commission with respect to submitting such proposals.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that are to be presented for consideration at the annual meeting. Should any other matters properly come before the annual meeting, the persons named in the accompanying proxy or their substitutes will vote such proxies on behalf of the stockholders they represent in accordance with their best judgment.


                             SOLICITATION OF PROXIES

         Proxies are being solicited by and on behalf of the Board of Directors. We will bear the costs of preparing and mailing the proxy materials to our stockholders in connection with the annual meeting. We will solicit proxies by mail and the directors and certain officers and employees of our company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed by us for reasonable out-of-pocket expenses. We also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.


                             ADDITIONAL INFORMATION

         We will make available to any stockholder, without charge, upon a written request therefor, copies of our Annual Report on Form 10-KSB for the year ended December 31, 2002. Any such request should be directed to Technology Flavors & Fragrances, Inc., Attention: Joseph A. Gemmo, Vice President and Chief Financial Officer, at 10 Edison Street East, Amityville, New York 11701.


                           FOR THE BOARD OF DIRECTORS,

                                                     /s/ JOSEPH A. GEMMO

                                                     Joseph A. Gemmo
                                                     Secretary



Amityville, New York
June 2, 2003

                                      PROXY

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                  Solicited on Behalf of the Board of Directors


                         Annual Meeting of Stockholders
                                  July 29, 2003



         The undersigned hereby appoints Philip Rosner and A. Gary Frumberg (with full power to act without the other and with power to appoint his substitute), as the undersigned's proxy to vote all of the undersigned's shares of common stock of TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation, which the undersigned would be entitled to vote at our Annual Meeting of Stockholders, to be held at the Reckson Executive Park, 58 South Service Road, Melville, New York 11747 on July 29, 2003 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:


1.   ELECTION OF DIRECTORS              |_| FOR all nominees listed below
                                            (except as marked to the contrary
                                            below)
                                        |_| AGAINST
                                        |_| ABSTAINING


PHILIP ROSNER, A. GARY FRUMBERG, SEAN DESON, WERNER F. HILLER and IRWIN D. SIMON


(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line set forth below.)

--------------------------------------------------------------------------------



2. In their discretion, to transact such other business as may properly come before the annual meeting and any and all adjournments thereof.


--------------------------------------------------------------------------------



     The shares of common stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted FOR the election of all the nominees listed in Proposal 1.

     If any amendments or variations to the matters referred to above or to any other matters identified in the Notice of Meeting are proposed at the meeting or any adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournments thereof, this Proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on July 29, 2003, our Proxy Statement dated June 2, 2003, and the accompanying form of Proxy, each of which is enclosed herewith. Our Annual Report to Stockholders for the year ended December 31, 2002 was previously mailed to our shareholders on or around May 1, 2003.

The undersigned hereby revokes any proxy to vote shares of our common stock heretofore delivered by the undersigned in connection with the annual meeting.




                                            A STOCKHOLDER HAS THE RIGHT TO
                                            APPOINT A PERSON TO REPRESENT HIM
                                            AND TO ATTEND AND ACT FOR HIM ON HIS
                                            BEHALF AT THE ANNUAL MEETING OTHER
                                            THAN THE NOMINEES DESIGNATED ABOVE
                                            AND MAY EXERCISE SUCH RIGHT BY
                                            INSERTING THE NAME OF HIS NOMINEE IN
                                            THE SPACE PROVIDED ABOVE FOR THAT
                                            PURPOSE.




                                     -------------------------------------------
                                      Dated


                                     -------------------------------------------
                                      Signature


                                     -------------------------------------------
                                      Signature, if held jointly


                                      ------------------------------------------
                                      Title (if applicable)




                                            Please date, sign exactly as your
                                            name appears on this Proxy and
                                            promptly return in the enclosed
                                            envelope. In the case of joint
                                            ownership, each joint owner must
                                            sign. When signing as guardian,
                                            executor, administrator, attorney,
                                            trustee, custodian, or in any other
                                            similar capacity, please give your
                                            full title. In the case of a
                                            corporation, sign in full corporate
                                            name by president or other
                                            authorized officer, giving title,
                                            and affix corporate seal. If a
                                            partnership, sign in partnership
                                            name by an authorized person.